Schedule of final allocation of the fair value of the assets acquired and liabilities assumed (Detail) (Combat Training Solutions Inc [Member], USD $)	Dec. 22, 2011
Combat Training Solutions Inc [Member]
Business Acquisition [Line Items]
Cash	$ 22,000
Accounts receivable	112,000	[1]
Inventories	529,000
Property, plant and equipment	842,000
Patents	410,000
Tradenames / trademarks	90,000
Customer relationships	840,000
Non-compete agreements	140,000
Goodwill	1,209,000	[2]
Total assets	4,194,000
Accounts payable	102,000
Accrued expenses	181,000
Deferred tax liability	678,000	[3]
Total liabilities	961,000
Net assets	$ 3,233,000

[1]	The gross contractual accounts receivable is $122,000, which is greater than the accounts receivables' fair value of $112,000 due to $10,000 of contractual accounts receivable not expected to be collected.
[2]	Preliminarily valued at $1,107,000 but was increased by $166,000 in 2012 when the contingent consideration liability's value was finalized and determined to be $166,000 higher than preliminarily valued, offset by a $64,000 decrease in the goodwill-related deferred tax liability. Goodwill acquired is not expected to be deductible for tax purposes since CTS' stock was acquired. Goodwill resulted from this transaction because we believe CTS augments our position in the non-explosive training and ammunition market and will allow us to develop new products with training and tactical applications.
[3]	Preliminarily determined to be $742,000, but was decreased in 2012 as a result of the $166,000 increase in the goodwill asset as a result of the finalization of the fair value of the contingent consideration used to acquire CTS.